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                              ING SENIOR INCOME FUND
                          ING Senior Income Fund ("Fund")

                       Supplement dated August 7, 2006 to the
           Class A, Class B, Class C and Class Q Common Shares Prospectus
                                dated June 30, 2006

ING Senior Income Fund's Prospectus is revised as set out below to modify the broker-dealer re-allowance schedule for purchases of Class A Common Shares of the Fund in the amount of $1 million or more:

The second sentence of the second paragraph under the section entitled "Plan of Distribution" on page 32 of the Prospectus is hereby deleted in its entirety and replaced with the following:

     For purchases of Class A Common Shares that are subject to a 1.00% EWC, ING Funds Distributor may compensate broker-dealers participating in the offering at the rate of 1.00% for amounts of $1 million or more.

                 PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE